Rule 497(d)


            The First Trust(R) of Insured Municipal Bonds, Series 57


               Supplement to the Prospectus dated October 1, 1980

      Notwithstanding anything to the contrary in the Prospectus, commencing August 14, 2006, Securities Evaluation Service, Inc. resigned as Evaluator and was replaced by First Trust Advisors L.P., an affiliate of the Sponsor. First Trust Advisors L.P. shall be compensated for providing evaluation services to the Trust in such amounts as set forth in the Prospectus for the Trust.

August 14, 2006